Exhibit 10.1

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”), dated as of July 8, 2006, among ALLTEL Corporation, a Delaware corporation (“ALLTEL”), J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc. (collectively, the “Investment Banks”), and, solely with respect to Sections 2, 5, 6, 7, 8, 9 and 10 hereof, Alltel Holding Corp., a Delaware corporation (“Spinco”).

WHEREAS, pursuant to a Distribution Agreement dated as of December 8, 2005 between ALLTEL and Spinco (the “Distribution Agreement”), Spinco has agreed to issue to ALLTEL, in connection with ALLTEL’s contribution of assets and liabilities to Spinco, $1,746,000,000 aggregate principal amount of 8⅝% senior notes due 2016 (“Spinco Securities”);

WHEREAS, ALLTEL desires to exchange such Spinco Securities for all or a portion of the certain debt obligations of ALLTEL described on Schedule I ("ALLTEL Debt Obligations") held by the Investment Banks; and the Investment Banks desire to exchange ALLTEL Debt Obligations for such Spinco Securities; and

WHEREAS, on June 28, 2006, the Investment Banks and Spinco entered into a Purchase Agreement (the “Purchase Agreement”) with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc., as representatives of the initial purchasers named therein (the “Initial Purchasers”), in connection with the sale pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, of the Spinco Securities and certain other debt securities of Spinco, and in connection therewith Spinco will enter into a Registration Rights Agreement with the Initial Purchasers relating to the grant by Spinco of registration rights with respect to the Spinco Securities.

NOW THEREFORE, in consideration of the representations, warranties and agreements contained in this Agreement, the parties agree as follows:

1.  The Exchange. (a) Subject to the terms and conditions and in reliance upon the representations and warranties in this Agreement, at the Closing (as defined below):

(i)  ALLTEL will transfer and deliver to the Investment Banks, and the Investment Banks will accept, the Spinco Securities in equal amounts; and

(ii)  the Investment Banks will transfer and deliver to ALLTEL, and ALLTEL will accept from the Investment Banks, ALLTEL Debt Obligations with a fair market value as of the Closing, as mutually agreed to by ALLTEL and the Investment

Banks (taking into account the factors that would be relevant in determining fair market value, including but not limited to (A) interest rates; (B) the credit risk of ALLTEL; and (C) the aggregate principal amount of each series of ALLTEL Debt Obligations being so exchanged relative to the total amount of each applicable series of such ALLTEL Debt Obligations outstanding, in each case as of Closing), equal to $1,673,365,133.15 (the
“Exchange ALLTEL Debt Obligations”).

    (b)  The exchange of the Spinco Securities for the Exchange ALLTEL Debt Obligations (the “Closing”) shall occur at the office of Davis Polk &
Wardwell, 450 Lexington Avenue, New York, New York (or at such other location or locations as may be agreed upon by the Investment Banks and ALLTEL), at the time and on the date of the closing of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) dated as of December
8, 2005 among Alltel, Spinco and Valor Communications Group, Inc. subject to satisfaction (or waiver) of the conditions set forth in Section 4 of this Agreement;
provided that the exchange shall not occur prior to July 17, 2006 (the “Closing Date”). At the Closing, the Investment Banks shall deliver to ALLTEL (or a custodian on ALLTEL’s behalf, as directed) their respective holdings of the Exchange ALLTEL Debt Obligations, and ALLTEL shall deliver to the Investment
Banks the Spinco Securities.

    (c)  As used in this Agreement, the term “Business Day” shall mean those days on which both the New York Stock Exchange and banking institutions located in New York City are open for trading or banking, as the case may be, in the ordinary course of business.

2.  Assignment of Rights by ALLTEL. Effective as of the Closing, ALLTEL hereby assigns to the Investment Banks all of its rights arising out of or in respect of the Spinco Securities, and Spinco hereby consents to such assignment.

3.  Representations and Warranties. (a) ALLTEL hereby represents and warrants to the Investment Banks that:

       (i)  ALLTEL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. ALLTEL has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by ALLTEL and constitutes a legal, valid and binding obligation of ALLTEL, enforceable against ALLTEL in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

       (ii)  No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Federal, state, local or foreign government or any court of competent jurisdiction, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a “Governmental Entity”) or nongovernmental third party is required to be obtained or made by or with respect to ALLTEL or any of its subsidiaries, including Spinco, in connection with the execution, delivery and performance of this Agreement except as have been previously obtained or made.

   (iii)  Neither the exchange of the Spinco Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which ALLTEL or any of its subsidiaries, including Spinco, is a party or by which it is bound, or ALLTEL’s
Amended and Restated Certificate of Incorporation or Bylaws, or any order, rule or regulation applicable to ALLTEL or any of its subsidiaries, including Spinco, of any Governmental Entity having jurisdiction over ALLTEL or any of its subsidiaries, including Spinco, or their respective properties.

   (iv)  Prior to the Closing, ALLTEL will have good and valid title to the Spinco Securities, free and clear of any liens, claims, encumbrances, security interests, options, charges or restrictions of any kind (collectively, “Liens”). Upon delivery of the Spinco Securities by ALLTEL to the
Investment Banks at the Closing in exchange for the Exchange ALLTEL Debt Obligations, the Investment Banks will acquire good and valid title to such Spinco Securities, free and clear of any Liens.

   (v)  When the Spinco Securities are issued by Spinco to ALLTEL and when they are transferred to the Investment Banks at the Closing in exchange for the Exchange ALLTEL Debt Obligations, the Spinco Securities will (A) have been duly and validly authorized and issued, (B) constitute valid and legally binding obligations of Spinco enforceable against Spinco in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (C) be entitled to the benefits of the indenture governing the Spinco Securities.

   (vi)  ALLTEL has made its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated by this
Agreement and any related transactions, and ALLTEL has not relied on the Investment Banks, the Investment Banks’ legal counsel or other advisors for legal, tax or accounting advice in connection with the transactions contemplated by this Agreement or any related transactions.

(b)  Each of the Investment Banks hereby severally as to itself and not jointly represents and warrants to ALLTEL that:

(i)  Such Investment Bank is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.
 Such Investment Bank has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder. This
Agreement has been duly executed and delivered by such Investment Bank and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

 (ii)  No consent, approval, license, permit, order or authorization of, or registration, declaration or filing with, any Governmental Entity or nongovernmental third party is required to be obtained or made by or with respect to such Investment Bank in connection with the execution, delivery and performance of this Agreement except as have been previously obtained or made.

  (iii)  Neither the exchange of the Exchange ALLTEL Debt Obligations nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which such Investment Bank is a party or by which it is bound, or such
Investment Banks’ charter or other organizational documents, or any order, rule or regulation applicable to it of any Governmental Entity having jurisdiction over it or its properties.

   (iv)  Such Investment Bank has good and valid title to the Exchange ALLTEL Debt Obligations to be exchanged by it pursuant to this
Agreement, free and clear of any Liens. Upon delivery of such Exchange ALLTEL Debt Obligations by such Investment Bank to ALLTEL at the
Closing in exchange for the Spinco Securities, ALLTEL will acquire good and valid title to such Exchange ALLTEL Debt Obligations, free and clear of any Liens.

    (v)  Such Investment Bank has made its own independent inquiry as to the legal, tax and accounting aspects of the transactions contemplated by this Agreement and any related transactions, and it has not relied on ALLTEL, ALLTEL’s legal counsel or ALLTEL’s other advisors for legal,

tax or accounting advice in connection with the transactions contemplated by this Agreement or any related transactions.

4.  Conditions.

 (a)  The obligations of the Investment Banks to exchange the Exchange ALLTEL Debt Obligations for the Spinco Securities at the Closing
 shall be subject to the satisfaction (or waiver by the Investment Banks) of the following conditions:

(i)  ALLTEL shall have furnished to the Investment Banks an opinion of Skadden, Arps, Slate, Meagher & Flom LLP dated the Closing
  Date, to the effect as agreed upon between ALLTEL and the Investment Banks.

(ii)  No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any Governmental Entity or other legal restraint or prohibition shall be in effect preventing the consummation of the transactions contemplated hereunder.

(iii)  The representations and warranties of ALLTEL in this Agreement shall be true and correct in all material respects on and as of the
Closing Date, with the same effect as if made on the Closing Date, and ALLTEL shall have complied with all the agreements to be performed or satisfied at or prior to the Closing Date, and ALLTEL shall have furnished to the Investment Banks a certificate of ALLTEL, in form reasonably satisfactory to the Investment Banks signed by a Vice President or Treasurer of ALLTEL, dated the Closing Date, to the foregoing effects.

(iv)  The private letter ruling ALLTEL received from the Internal Revenue Service on April 7, 2006 (as the same may be supplemented from time to time prior to the Closing Date) shall continue to be valid as of the Closing Date.

(v)  The Purchase Agreement shall remain in full force and effect, and all of the conditions to the obligations of the Initial Purchasers to purchase and pay for the Spinco Securities as set forth in the Purchase Agreement shall have been satisfied.

In case any of such conditions shall not have been fulfilled by July 31, 2006, or if the Merger Agreement, the Distribution Agreement or the Purchase Agreement shall have been terminated in accordance with their terms, this Agreement may be terminated by the Investment Banks by delivering written notice of termination to ALLTEL. Any such termination shall be without liability

of any party to any other party except to the extent provided in the Purchase Agreement.

(b)  The obligations of ALLTEL to exchange the Spinco Securities for the Exchange ALLTEL Debt Obligations at the Closing shall be subject to the satisfaction (or waiver by ALLTEL) of the following conditions:

(i)  The Investment Banks shall have furnished to ALLTEL an opinion of Davis Polk & Wardwell, counsel for the Investment Banks, dated the Closing Date, to the effect as agreed upon between ALLTEL and the Investment Banks.

(ii)  The representations and warranties of the Investment Banks in this Agreement shall be true and correct in all material respects on and as of the Closing Date, with the same effect as if made on the Closing Date, and the Investment Banks shall have complied with all the agreements to be performed or satisfied at or prior to the Closing Date, and the Investment Banks shall have furnished to ALLTEL a certificate of each of the Investment Banks, in form reasonably satisfactory to ALLTEL signed by an officer of such Investment Bank, dated the Closing Date, to the foregoing effects.

In case any of such conditions shall not have been fulfilled by July 31, 2006, or if the Merger Agreement, the Distribution Agreement or the Purchase Agreement shall have been terminated in accordance with their terms, this Agreement may be terminated by ALLTEL by delivering written notice of termination to the Investment Banks. Any such termination shall be without liability of any party to any other party except to the extent provided in the Purchase Agreement.

5.  Relationship of Parties. All acquisitions of the Exchange ALLTEL Debt Obligations by the Investment Banks, all exchanges of the Exchange ALLTEL Debt Obligations for the Spinco Securities by the Investment Banks pursuant to this Agreement, any resales by the Investment Banks of the Spinco Securities and all other acts or omissions of the Investment Banks in connection with this Agreement, are for the Investment Banks’ own account and not for the account of ALLTEL. No principal-agent relationship is, or is intended to be created between ALLTEL and the Investment Banks, by any of the provisions of this Agreement. Each of ALLTEL and Spinco acknowledges and agrees that the Investment Banks are acting solely in the capacity of an arm’s length contractual counterparty to ALLTEL and Spinco with respect to the transactions contemplated hereby (including in connection with determining the terms of the offering under the Purchase Agreement) and not as a financial advisor or a fiduciary to, or an agent of, ALLTEL, Spinco or any other person.

6.  Survival of Provisions. The respective agreements, representations, warranties and other statements of ALLTEL and of the Investment Banks and agreements of Spinco set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Investment Banks, ALLTEL, Spinco or any of their respective officers and will survive the exchange of the Exchange ALLTEL Debt Obligations for the Spinco Securities.

7.  Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or delivered by a nationally recognized courier service to the parties at the following address or sent by electronic transmission to the telecopier numbers specified below:

If to the Investment Banks, to:                                          Merrill Lynch & Co.
4 World Financial
New York, NY 10080
Attention: Liability Management
            Desk
Fax: (212) 738-2227

      and

                J.P. Morgan Securities Inc.
270 Park Avenue
New York, NY 10017-2070
Attention: Liability Management
              Desk
Fax: (212) 834-6170

If to ALLTEL, to:                                                                  ALLTEL Corporation
                One Allied Drive
                Little Rock, Arkansas 72202
                Attention: General Counsel
                Fax: (501) 905-0962

If to Spinco, to:	Alltel Holding Corporation
4001 Rodney Parham Road
                Little Rock, AR  72212
               Attention: General Counsel
               Fax: (501) 748-7400

8.  Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and no other person will have any right or obligation hereunder.

9.  Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

10.  Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

ALLTEL CORPORATION
By:	/s/ Scott T. Ford
Name: Scott T. Ford
Title: President and CEO

J.P. MORGAN SECURITIES INC.
By:	/s/ Akis Psarris
Name: Akis Psarris
Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC.
By:	/s/ David B. Parsons
Name: David B. Parsons
Title: Managing Director

        As to Sections 2, 5, 6, 7, 8, 9 and 10 only:

ALLTEL HOLDING CORP.
By:	/s/ Jeffery R. Gardner
Name: Jeffery R. Gardner
Title: President and CEO

SCHEDULE I
ALLTEL Debt Obligations

Security	Principal Amount
Commercial Paper	$1,000,000,000

4.656% Notes due 2007	$686,557,000